UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 20, 2023
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THE AES CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-12291	54-1163725
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4300 Wilson Boulevard		22203 (Zip Code)
Arlington,
VA
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(703) 522-1315
NOT APPLICABLE
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AES	New York Stock Exchange
Corporate Units	AESC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 20, 2023, the Board of Directors (the “Board”) of The AES Corporation (the “Company”) approved certain amendments to the Company's Amended and Restated Bylaws (the “Bylaws”), including clarifying that a director may be removed with or without cause, at any time, by the affirmative vote of the holders of record of a majority of all the shares of capital stock entitled to vote at a special meeting of the stockholders called for such purpose and other ministerial amendments and related conforming changes (the “Amendments”). The Amendments became effective immediately upon adoption by the Board.

The foregoing description of the Bylaws is not complete and is subject to, and qualified in its entirety by reference to, the full text of the Bylaws, which are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 20, 2023, the Company held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) virtually via live webcast. The final voting results for each of the matters voted on at the Annual Meeting are provided below.

Proposal 1: The election of ten directors, each to hold office for a one-year term expiring at the annual meeting of stockholders to be held in 2024:

Director Name	For	Against	Broker Non-Votes	Abstain
Janet G. Davidson	577,195,011	2,659,377	25,325,445	4,002,063
Andrés R. Gluski	577,429,201	2,205,168	25,325,445	4,222,082
Tarun Khanna	568,455,066	9,308,830	25,325,445	6,092,555
Holly K. Koeppel	559,255,440	20,603,610	25,325,445	3,997,401
Julia M. Laulis	577,929,884	1,924,724	25,325,445	4,001,843
Alain Monié	572,704,213	6,926,000	25,325,445	4,226,238
John B. Morse, Jr.	568,943,552	10,680,194	25,325,445	4,232,705
Moisés Naím	574,861,981	4,453,895	25,325,445	4,450,575
Teresa M. Sebastian	577,173,950	2,683,446	25,325,445	3,999,055
Maura Shaughnessy	579,250,620	600,673	25,325,445	4,005,158

Proposal 2: Approval, on an advisory basis, of the Company’s executive compensation.

For:	562,463,366
Against:	19,431,004
Abstain:	1,962,081
Broker Non-Votes:	25,325,445

Proposal 3: Approval, on an advisory basis, of the frequency of future advisory votes on the Company’s executive compensation.

One Year:	578,459,083
Two Years:	262,600
Three Years:	4,866,624
Abstain:	268,144
Broker Non-Votes:	25,325,445

Following the Annual Meeting, the Board determined that the advisory vote on executive compensation would continue to be held every year until the next vote on the frequency of such advisory vote.

Proposal 4: Ratification of the appointment of Ernst & Young LLP as the independent auditor of the Company for fiscal year 2023.

For:	604,873,082
Against:	4,088,671
Abstain:	220,143
Broker Non-Votes:	0

Proposal 5: Non-binding stockholder proposal to subject termination pay to stockholder approval.

For:	68,927,391
Against:	514,089,950
Abstain:	839,110
Broker Non-Votes:	25,325,445

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of The AES Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION

Date:	April 24, 2023	By:	/s/ Paul L. Freedman
		Name:	Paul L. Freedman
		Title:	Executive Vice President, General Counsel and Corporate Secretary